Exhibit 10.7 Pledge Agreement

                                                                       EXHIBIT A
                     SECURITY INTEREST AND PLEDGE AGREEMENT


     SECURITY INTEREST AND PLEDGE AGREEMENT ("Pledge Agreement"), dated as of May 19, 2004, by and among the persons set forth on Schedule 1 (each a "Secured Party" and collectively, the "Secured Parties"), SATELLITE ENTERPRISES CORP., a Nevada corporation having its principal executive offices at 205 Church Street, Suite 340, New Haven, Connecticut 06510 (the "Company" or the "Debtor"), MEDIA FINANCE EN SUISSE HOLDINGS GMBH (the "Pledgor") and KRIEGER & PRAGER, LLP, as agent for the Secured. Parties (the "Agent").

                                    RECITALS

     A. Reference is made to (i) that certain Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement") to which the Company and the Secured Parties are parties, and (ii) the Transaction Agreements (as that term is defined in the Securities Purchase Agreement), including, without limitation, (x) the Joint Escrow Instructions and (y) Annex V to the Securities Purchase Agreement ("Annex V"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the relevant Transaction Agreements.

     B. Pursuant to the Transaction Agreements, the Debtor has certain obligations to the Secured Parties (all such obligations, the "Obligations"), including, but not limited to, (x) obligations to pay Periodic Amounts if the Registration Statement is not filed by the Required Filing Date (the "Periodic Amount Obligation") and (y) to deliver the Purchased Shares (with related supporting documentation as provided in the Transaction Agreements) no later than the Final Issue Date (the "Purchased Share Delivery Obligation").

     C. To secure the Obligations, (i) the Debtor has agreed to secure certain the Periodic Amount Obligations due as of the filing of the Registration Statement by granting the Secured Parties a security interest in the Reserved Escrow Funds, and (ii) the Pledgor has agreed to pledge certain shares of Common Stock of the Company held by the Pledgor to the Secured Parties as security for the performance of the Company's Purchased Share Delivery Obligation and the performance by the Pledgor under the terms of Annex V executed by the Pledgor (the "Guarantee").

     D. The Pledgor is a principal shareholder of the Debtor and has determined that it is in the Pledgor's best interests, including to the benefit the other interests of the Pledgor in the Company, to provide the pledge referred to herein.

     E. The Secured Parties are willing to enter into the Securities Purchase Agreement and the other Transaction Agreements only upon receiving (i) the Debtor's execution of this Pledge Agreement and (ii) Pledgor's guarantee under the Guarantee and pledge of certain stock of the Company, as set forth in this Pledge Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grant of Security Interest.

          (a) To secure the Debtor's Obligations as of the date the Registration Statement, in form contemplated by the Transaction Agreements, is actually filed with the SEC (the "Actual Filing Date"), Debtor hereby grants to Secured Parties (and to each of them based on the Buyer's Allocable Share of such Secured Party) a security interest in the Reserved Escrow Fund. Each Secured Party and the Pledgor acknowledges that upon delivery of the Stock Certificates for the Purchased Shares and the Issue Date Opinion (collectively, the "Purchased Stock Delivery"), a portion of the Reserved Escrow Fund may be released to the Company in the manner contemplated by the terms of Section 1(b) of the Joint Escrow Instructions. In furtherance of the foregoing, each Secured Party hereby releases any security interest it may have in the amount contemplated to be released to the Company upon. the Purchased Stock Delivery. If there is any such release, the term "Reserved Escrow Fund" shall thereafter refer to the original Reserved Escrow Fund less the amount so released in connection with the Purchased Stock Delivery. Such Reserved Escrow Fund, together with any substitutes therefor (if permitted with the consent of a Majority in Interest of the Holders) or proceeds thereof, are hereinafter referred to as the "Fund Collateral."

          (b) To secure the Purchased Share Delivery Obligation and the other Obligations of Debtor and the Pledgor's obligations under the Guarantee, the Pledgor hereby pledges to the Secured Parties (and to each of them based on the Buyer's Allocable Share of such Secured Party), all of the shares of Common Stock set forth on the attached Schedule 2 of this Agreement (the "Pledged Shares"). Unless otherwise set forth on Schedule 2 of this Agreement, the Pledgor is the beneficial and record owner of the Pledged Shares set forth opposite such Pledgor's name on such Schedule. Such Pledged Shares, together with any substitutes therefor, or proceeds thereof, are hereinafter referred to collectively as the "Share Collateral."

          (c) The Fund Collateral and the Share Collateral are referred to collectively as the "Collateral."

          (d) The Company represents and warrants to the Secured Parties that the Pledged Shares are duly authorized, validly issued, fully paid and non-assessable and that it will not permit the transfer of the Pledged Shares except in accordance with this Pledge Agreement while the same is in effect.

          (e) (i) The Company has given written notice to the Transfer Agent regarding the creation of the security interest of the Secured Parties in the Share Collateral. The Company has instructed the Transfer Agent (A) to record on its books the existence of such security interest with respect to the Pledged Shares, (B) to transfer Pledged Shares in accordance with the instructions of the Agent without further action of the Company, and (C) except upon such instructions of the Agent or until written notice is given by the Agent that such security interest has been released to the Pledgor in whole or in part, to not allow a transfer of the shares representing any part of the Share Collateral or to replace the certificates representing the Share Collateral.

               (ii) The  Pledgor  hereby  consents  to  the  provisions  of  the preceding subparagraph (i) and authorize the Company to provide such notice and instructions to the Transfer Agent.

               (iii)The Transfer  Agent has  confirmed to the Agent that (i) the
                    Transfer Agent has received such notice and instructions and
                    (ii) without the prior written consent of the Agent, the Transfer Agent will not take any action inconsistent with such notice or instructions.

     1. Obligations Secured. During the term hereof, the Collateral shall secure the following:

          a. The performance by the Company of its obligations, covenants, and agreements under the Transaction Agreements; and

          b. The performance by the Pledgor of its obligations, covenants, and agreements under the Guarantee.

The obligations, covenants and agreements described in clauses (a) and (b) are the "Obligations."

     3. Perfection of Security Interests. Upon execution of this Pledge Agreement by the Debtor and the Pledgor,

          (a) the Agent, acting as agent for the Secured Parties, shall be deemed to hold the Reserve Escrow Fund for the purpose of perfecting the security interest therein; and

          (b) the Pledgor shall deliver and transfer possession of the stock certificates identified opposite such Pledgor's name on Schedule 2 of this Agreement (the "Pledged Certificates"), together with stock transfer powers duly executed in blank by the registered owner of the shares represented by such Certificates, with appropriate Medallion signature guaranty1 ("Stock Powers"), to the Secured Parties to be held by the Agent, as agent for the Secured Parties.

          (c) The Collateral will be held by the Agent, to perfect the security interest of the Secured Parties, until the earlier of

               (i) the termination of this Agreement, or

               (ii) foreclosure  of  Secured  Party's   security   interests  as
                    provided herein.

--------
1 The Medallion signature guaranty requirement will be satisfied by any other format for confirmation of the Pledgor's signature which the Transfer Agent is willing to accept in connection with the transfer of the Pledged Shares to the Secured Parties, provided the Transfer Agent has confirmed such willingness to the Agent in writing.

          (d) The Debtor and the Pledgor, and each of them, hereby appoint Samuel M. Krieger or Ronald Nussbaum (each one of whom may act independently), as attorney-in-fact with powers of substitution, to execute all documents and perform all acts as Secured Party, may reasonably request in order to perfect and maintain a valid security interest for Secured Party in the Collateral.

     4. Assignment. Only in connection with the transfer of the rights under the Transaction Agreement in accordance with their terms, a Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of Secured Party's security interest in the Collateral. Any transferee of the Collateral shall be vested with all of the rights and powers of the assigning Secured Party hereunder with respect to the Collateral.

     5. Pledgor's Warranty. The Pledgor represents and warrants hereby to the Secured Parties as follows with respect to the Pledged Shares set forth opposite such Pledgor's name on Schedule 2 to this Agreement:

          A. With respect to title to the Transferred Shares

               (i) that upon transfer by Pledgor of such Pledgor's Certificates and Stock Powers to Secured Parties pursuant to this Agreement at such time, if any, as the occurrence of the events contemplated by Annex V which provide for the transfer of the Transferred Shares to the Secured Party, each Secured Party (to extent of the Buyer's Allocable Share of such Secured Party) will have good title (both record and beneficial) to the Pledged Shares;

               (ii) that there are no  restrictions  upon transfer and pledge of the Pledged Shares pursuant to the provisions of this Agreement except the restrictions imposed by Rule 144 under the Securities Act of 1933;

               (iii)that  the   Pledged   Shares  are  free  and  clear  of  any
                    encumbrances of every nature whatsoever, such Pledgor is the sole owner of the Pledged Shares, and such shares are duly authorized, validly issued, fully paid and non-assessable,

               (iv) that such  Pledgor  has owned the Pledged  Shares  since the date specified on Schedule 2 to this Agreement,

               (v) that such Pledgor agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to such Pledgor's Pledged Shares or attempt to sell, transfer or otherwise dispose of any of such shares until the Obligations have been paid in full or this Agreement has terminated; and

          B. With respect to certain other matters:

               (i) that such Pledgor has made necessary inquiries of the Company and believes that the Company fully intends to fulfill and has the capability of fulfilling the Obligations to be performed by the Company in accordance with the terms of the Transaction Agreements,

               (ii) that the Pledgor is not  acting,  and has not agreed to act, in any plan to sell or dispose of the Pledged Shares in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law,

               (iii)that  Pledgor has been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act of 1933, as amended, including the relevant SEC interpretations and affirms the pledge of shares by such Pledgor pursuant to this Pledge Agreement will constitute a bona-fide pledge of such shares for purposes of such Rule, and

               (iv) that this Pledge  Agreement  constitutes a legal,  valid and binding obligation of such Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws, now or hereafter in effect).

     6. Collection of Dividends and Interest. During the term of this Pledge Agreement and so long as the Debtor is not default under the Obligations and the Pledgor is not in default under the Guarantee, Pledgor is authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on the Share Collateral.

     7. Voting Rights. During the term of this Pledge Agreement and until such time as this Pledge Agreement has terminated or Secured Party has exercised its rights under this Pledge Agreement to foreclose its security interest in the Share Collateral, Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Share Collateral.

     8. Warrants and Options. In the event that, during the term of this Pledge Agreement, subscription, warrants, dividends, or any other rights or option shall be issued in connection with the Share
          Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Share Collateral.

     9. Preservation of the Value of the Share Collateral and Reimbursement of Secured Party. Pledgor shall pay all taxes, charges, and assessments against the Share Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Pledgor so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Pledgor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

     10.  Default and Remedies.

          (a) For purposes of this Agreement, "Event of Default" shall mean

               (i) the occurrence of any one or more events contemplated by the Transaction Agreements which provides for the application of the Fund Collateral (or any part thereof) to be paid to the Secured Parties and/or the transfer of the Transferred Shares to the Secured Parties;

               (ii) any default in the performance by the Company or the Pledgor of any of the Obligations or the Guarantee, as the case may be, after the expiration, without cure, of the cure period (but only if any such period is specifically provided in the Transaction Agreements); and

               (ii) a   breach   by  a   Pledgor   of  any  of  such   Pledgor's
                    representations, warranties, covenants or agreements in this Pledge Agreement.

          (b) During the term of this Pledge Agreement, the Secured Party shall have the following rights after any Event of Default and for so long as the Secured Obligations are not satisfied in full:

               (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (as said law may at any time be amended), except that the Secured Party waives any right to a deficiency pursuant to Section 9-608 thereof or otherwise;

               (ii) the right to receive and retain all dividends,  payments and other distributions of any kind upon any or all of the Pledged Shares as additional Collateral;

               (iii)to the extent of the Buyer's  Allocable Share of the Secured
                    Party, the right to cause any or all of the Pledged Shares and all additional Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by Secured Party; and

               (iv) the  right to sell,  at a public  or  private  sale,  to the extent of the Buyer's Allocable Share of the Secured Party, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time); it being understood that one or more of the Secured Parties may, but shall not be required to, take such actions jointly. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Secured Party shall give the Pledgor not less than ten (10) days written notice of its intention to make any such sale. Any such sale shall be held at such time or times during ordinary business hours and at such place or places as

                    Secured Party may fix in the notice of such sale. Secured Party may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgor having been given due notice of all such action. Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof.

          (c) Notwithstanding anything in this Agreement to the contrary, the Secured Party may only exercise the rights and remedies set forth in this Section 10 with respect to up to the aggregate number of shares of Common Stock equal to the Transferred Shares, and, simultaneously with such exercise (provided, however, that such exercise shall be deemed complete only when the Transferred
               Shares have been issued and delivered to the Escrow Agent together with the other document contemplated by Annex V; the "Completed Delivery"), the Purchase Price Balance shall be reduced accordingly, as provided in Annex V.

          (d) Should the Secured Parties (or any of them) exercise the rights set forth in clauses (b)(ii) or (b)(iii) of this Section 10, upon the Completed Delivery, the Secured Party(ies) so acting shall be deemed to assign to the Pledgor, without recourse, all of the rights and benefits of such Secured Party(ies) to payment of the Purchase Price Balance.

     11. Waiver. Each of the Debtor and the Pledgor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

     12. Term of Agreement. This Pledge Agreement shall continue in full force and effect until (a) with respect to the Fund Collateral, the filing of the Registration Statement in the form and manner contemplated by the Transaction Agreements (and the application of the Fund Collateral to satisfaction of any cash Obligations accrued and outstanding as of such date), and (b) with respect to the Share Collateral, until the earlier of the delivery to the Escrow Agent of the Stock Certificates, together with supporting documentation, as contemplated by the Transaction Agreements, or the Completed Delivery with respect to all Secured Parties. At the relevant time, the security interests in the relevant Collateral shall be deemed released, and (x) any portion of the Fund Collateral remaining at such time shall be applied as contemplated by the Joint Escrow and (y) any portion of the Share Collateral not transferred to any one or more Secured Parties shall be returned to the Pledgor (and for such purpose, delivery to Jerry Gruenbaum, Esq. of New Haven, Connecticut shall deemed to comply with such return requirement). Upon termination of this Pledge Agreement, the relevant Collateral shall be returned within five (5) Trading Days to Debtor or to the Pledgor, as contemplated above.

     13. Provisions Affecting the Agent.

          (a) The Agent is acting as agent for the Secured Parties solely for the administrative convenience of the Debtor, the Pledgor and the Secured Parties.

          (b) The Agent is authorized to execute and file any and all financing statements desired to be filed by the Secured Parties to reflect the security interest in the Collateral in any and all jurisdictions. For such purposes, each of the Debtor and the Pledgor irrevocably appoints the Agent (acting by Samuel M. Krieger or Ronald Nussbaum, or either one of them), with full power of substitution to execute and file such financing statements naming the Debtor and the Pledgor as debtors thereon.

          (c) Reference is made to the provisions of Sections 2 through 12, inclusive of the Joint Escrow Instructions. All such provisions are incorporated herein by reference as if set forth herein in full, except that, for such purposes, the references therein to
               (i) the "Escrow Agent" shall be deemed to be references to the "Agent" under this Pledge Agreement, (ii) the "Company" shall be deemed to be references to the Debtor and to the Pledgor under this Pledge Agreement, and (iii) each "Buyer" shall be deemed to be references to each Secured Party under this Pledge Agreement.

     14. General Provisions:

          14.1 Binding Agreement; No Modification of Transaction Agreements. This Pledge Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto. Except to the extent specifically provided herein, nothing in this Pledge Agreement shall limit or modify any provision of any of the Transaction Agreements

          14.2 Captions. The headings used in this Pledge Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Pledge Agreement or the intent hereof.

          14.3 Counterparts. This Pledge Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. A facsimile transmission of this signed Pledge Agreement shall be legal and binding on all parties hereto.

          14.4 Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Pledge Agreement. The Transfer Agent Instructions annexed hereto are deemed an integral part of this Pledge Agreement.

          14.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Pledge Agreement.

          14.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

          14.7 Amendment. This Pledge Agreement may be modified only in a written document that refers to this Pledge Agreement and is executed by Secured Party, the Pledgor and the Debtor.

          14.8 Interpretation. This Pledge Agreement shall be interpreted, construed, and enforced according to the substantive laws of the State of New York.

          14.9 Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Pledge Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

          14.10WAIVER OF JURY TRIAL. The parties to this Pledge Agreement hereby waive a trial by jury in any action, proceeding or counterclaim brought by any of them against any other in respect of any matter arising out or in connection with this Pledge Agreement.

          14.11Notice. Any notice or other  communication  required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt,
               (iii)  by  facsimile  transmission,   with  a  copy  subsequently
               delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

     If to Pledgor, to:

     Media Finance En Suisse Holdings GMBH
     c/o Jerry Gruenbaum, Esq.
     SEC Attorneys, LLC
     205 Church Street, Suite 340
     New Haven, CT 06510
     Tel:  (203) 401-8089
     Fax:  (203) 286-2267

     If to the Debtor, any Secured Party, or the Agent, to the addresses of the Company, the relevant Buyer and the Escrow Agent, respectively, as provided by the Securities Purchase Agreement.

     Any party may change its address by notice similarly given to the other parties (except that a Secured Party need not give notice to other Secured Parties).

          14.12Acknowledgement  by Debtor  and  Pledgor.  In the event  that any provision of the Transaction Agreements, the Guarantee or this Pledge Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, each of the Debtor or the Pledgor, as the case may be, acknowledges and agrees that this Pledge Agreement shall remain valid and enforceable in all respects against the Debtor and the Pledgor.


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.
              THE SIGNATURES OF THE PARTIES ARE ON THE NEXT PAGE.]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

     SECURED PARTIES (named in Schedule 1):
     By:  Krieger & Prager LLP, as their agent


     By:
        --------------------------------------



     DEBTOR:
     SATELLITE ENTERPRISES CORP.



     By:
        --------------------------------------
                    President


     PLEDGOR:
     MEDIA FINANCE EN SUISSE HOLDINGS GMBH



     By:
        ---------------------------------------
     Name and Title:
                    ---------------------------


     AGENT:
     KRIEGER & PRAGER, LLP

     By:
        ----------------------------------------

                                   SCHEDULE 1

         The Secured Parties are:

-------------------------------------- -----------------------------------------
Name                                    Address
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

SSN#
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

SSN#
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

SSN#
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

SSN#
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

SSN#
-------------------------------------- -----------------------------------------

The "Buyer's Allocable Share" of each Secured Party is determined as provided in the Securities Purchase Agreement.

                                   SCHEDULE 2

     The following shares are pledged hereunder as the Pledged Shares, each certificate in the name of:

Holders Name      Certificate No.       No. of Shares        Date of Acquisition

Media Finance En
      Suisse GMBH     2462               20,000,000            February 12, 2004

                                         ----------
                                Total:   20,000,000 shares
                                         ==========